Deed of Charge

Parties
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     Competency Based Learning Pty Ltd ACN 084 763 780- c/- A. D. Hoffman &
1.
     Associates Level 1, 15 Harris Road, Coorparoo Queensland 4151
     Company)

2. Robert Stephen Scammell of 125 Riviera Circle Larkspur California 4939 United States of America (Chargee)

Operative provisions
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1.   Definitions

     In this deed:

     Attorney means an attorney appointed under a Collateral Security;

     Authorised Officer means:

     (a) a director, secretary or manager (of any class) of the Chargee, or a person acting in any of those offices;

     (b)  a person appointed as an authorised officer by the Chargee;

     Business Day means any day except a Saturday or a Sunday or other public holiday in South Australia;

     CBLA means CBL Acquisition Cor., a Utah Corporation;

     Charged Property means all the present and future rights, assets and undertaking of the Company, including:

     (a)  uncalled, or called but unpaid, capital;

     (b) rights and assets of which the Company is trustee at the date of this deed, and the right of the Company to be indemnified from trust assets;

     Collateral Security means a present or future Security Interest (including this deed) or a guarantee or indemnity, granted by any person to the Chargee, to secure payment of any Secured Money;

     Corporations Act means the Corporations Act 2001 (Cwth);

     Debt means a liability to the Company, whether present or future, actual or contingent, liquidated or unliquidated, and includes money owing to the Company by a financial institution;


     Environment includes soil, air, water (ground or surface), a layer of the atmosphere, organic or inorganic matter, living organisms, and human made or modified structures and areas, and any combination of them;

     Event of Default means an event which any Transaction Document specifies is an Event of Default;

     Governmental Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

     Payment Currency means the currency in which a payment is made;

     Potential Event of Default means anything that with the giving of notice or passage of time or both would constitute an Event of Default;

     Receiver means a receiver or receiver and manager appointed under a Collateral Security;

     Relevant Currency means the currency in which a payment is required to be made and is United States dollars unless expressly stated otherwise;

     Secured Money means all money which the Company now or in the future owes or may contingently owe, whether as principal debtor or as a surety, to the Chargee pursuant to any Transaction Document including that certain Guarantee and Indemnity by the Company in favour of the Chargee of even date herewith;

     Security Interest includes:

     (a) an interest under a bill of sale (as defined in any statute), mortgage, charge, pledge, lien or other encumbrance or trust or power as or in effect as security for the repayment of any monetary obligation or the performance of any other obligations;

     (b)  an interest arising from retention of title;

     but excludes:

     (c) a statutory charge in favour of a governmental authority, unless there is a default in payment of money secured by that charge;

     (d) a lien arising by operation of law or equity in the ordinary course of ordinary business;

     Subsidiary means:

     (a)  a subsidiary within the meaning of section 46 of the Corporations
          Act; or

     (b) a subsidiary within the meaning of an accounting standard made under section 334 of the Corporations Act;



     Surety means a person, other than the Guarantor or Debtor which is, or may be responsible for any Secured Money under any security, guarantee or other document or agreement;

     Taxes means any taxes, imposts, duties, levies, charges, fees, withholdings and deductions imposed by statute or any government or governmental authority, including land tax, stamp duty, goods and services tax, transaction duties, fines and penalties;

     Transaction Document means:

     (a) a guarantee and indemnity of or about even date herewith entered into between the Company and the Chargee in respect of certain liabilities of CBLA and Trinity Companies Inc, a Utah
          Corporation (the "Guarantee and Indemnity");

     (b)  this deed;

     (c) a document entered into in connection with, or to amend or novate, a Transaction Document;

     Transaction Party means the Company or a party to a Transaction Document (other than the Chargee), and in each case, means that person in its own right and as trustee.

2.   Interpretation

     In this deed, unless the context otherwise requires:

     2.1  singular includes plural and plural includes singular;

     2.2  one gender includes the other genders;

     2.3 reference to legislation includes any amendment to it, any legislation substituted for it, and any statutory instruments issued under it and in force;

     2.4 reference to a person includes a corporation, a firm and any other entity;

     2.5 reference to a party includes that party's personal representatives, successors and permitted assigns;

     2.6 reference to a person, if more than one, means each of them individually and all of them jointly;

     2.7  if a party comprises 2 or more persons:

          2.7.1 reference to that party means each of the persons individually and any 2 or more of them jointly;

          2.7.2 a promise by that party binds each of them individually and all of them jointly;

          2.7.3 a right given to that party is given to each of them individually;

          2.7.4 a representation, warranty or undertaking by that party is made by each of them individually;

     2.8  headings do not affect interpretation;

     2.9 a provision must be read down to the extent necessary to be valid; if it cannot be read down to that extent, it must be severed;

     2.10 the rights, duties and remedies in this deed operate to the extent that they are not excluded by law;

     2.11 reference to a thing (including a right) includes a part of that thing;

     2.12 examples are descriptive only and not exhaustive;

     2.13 a word or phrase defined in the Corporations Act has the meaning given by the Corporations Act as at the date of this deed.

3.   Charge

     The Company charges the Charged Property to the Chargee to secure the punctual payment of the Secured Money.

4.   Nature of charge

     4.1 This deed operates as a fixed charge over all the Company's present and future:

          4.1.1 freehold and leasehold property, plant and equipment;

          4.1.2 uncalled, or called but unpaid, capital;

          4.1.3 goodwill;

          4.1.4 Debts (other than cash at bank) and any other right to recover moneys or property by legal proceedings but not the proceeds of any Debts;

          4.1.5 securities, instruments (negotiable or otherwise) and documents of title, deposited with the Chargee by the Company for any purpose;

          4.1.6 financial records, business records and other documents;

          4.1.7 marketable securities (within the meaning of section 9 of the Corporations Act);

          4.1.8 an interest in any trust, partnership or joint venture;

          4.1.9 the benefit of any contract entered into by the Company;

          4.1.10 the benefit of any Security Interest or guarantee or indemnity held by the Company;

          4.1.11  insurance policies and proceeds;

          4.1.12 all other personal property, including licences and intellectual property, not acquired or disposed of in the ordinary course of the Company's ordinary business.

     4.2 This deed operates as a floating charge over the rest of the Charged Property.

5.   Floating charge becomes fixed

     5.1 This deed becomes a fixed charge over all the Charged Property, without the Chargee giving notice to the Company, on the occurrence of an Event of Default.

     5.2 Without limiting sub-clause 1 of this clause, after any Event of Default, the Chargee may, by giving notice to the Company, convert a floating charge to a fixed charge in respect of any asset specified in the notice. If the notice does not specify an asset, it is deemed to specify all the Charged Property subject to a floating charge.

6.   Release from fixed charge

     6.1 If a floating charge became fixed under the previous clause, the Chargee may, by giving notice to the Company, change that fixed charge back to a floating charge.

     6.2 If the Company subsequently issues the Event of Default, then a floating charge that became fixed under the previous clause shall automatically be converted back to a floating charge.

7.   Payment of Secured Money

     7.1 The Company must pay to the Chargee each part of the Secured Money on the due date under a written agreement between the parties.

     7.2 Payment of part of the Secured Money does not affect the Company's liability for the rest.

8.   Costs

     8.1 The Company must pay on demand all costs and expenses incurred by the Chargee, Receiver or Attorney in respect of a Transaction Document, the Charged Property, or facilities under or secured by a Transaction Document, as follows:

          8.1.1 the costs and expenses of exercising a power under, attempting to exercise a power under, varying, extending and discharging a Transaction Document or a facility under or secured by a Transaction Document;

          8.1.2 the costs and expenses of performing any obligation of the Company under a Transaction Document;

          8.1.3 the costs and expenses of maintaining or protecting the Charged Property;

          8.1.4 the costs and expenses of surveying, valuing, inspecting or reporting on the Charged Property;

     8.2  These costs and expenses are part of the Secured Money.

     8.3 The Company must perform its obligations under each Transaction Document at its own cost, whether or not at the Chargee's request.

9.   Gross up

     9.1 All payments which the Company is required to make under this deed must be made:

          9.1.1 without any deduction or withholding for any Tax or any other reason unless the Company is required to make a deduction or withholding by applicable law; and

          9.1.2 to the Chargee to an address or account in Australia directed by the Chargee from time to time.

     9.2  If:

          9.2.1 the Company is required to make a deduction or withholding from any payment it is required to make to the Chargee under this deed; or

          9.2.2 the Chargee is required to pay any Tax in respect of any payment it receives from the Company under this deed;

          the Company must pay an additional amount to the Chargee so that the Chargee receives a net amount (after payment of Taxes or any deduction or withholding in respect of each additional amount) which it would have received had a deduction or withholding or payment of Tax not been made.

     9.3 The Company indemnifies the Chargee against any amount withheld or deducted by the Company, or any Tax paid or payable by the Chargee in respect of any payment which the Company is required to make under any document relating to the Secured Money.

     9.4 The indemnity contained in this clause is an additional, separate and independent obligation of the Company.

     10.  Foreign Currency Indemnity

     10.1 If, at any time:


          10.1.1 the Chargee receives or recovers any Secured Money or any amount payable by the Company under this deed for any reason including, without limitation:

               (a)  any judgment or order of any Governmental Agency;

               (b) the Insolvency of the Company or any Surety or any proof or claim in that liquidation; or

               (c) any other thing into which the obligations of the Company or any Surety become merged; and

          10.1.2    the Payment Currency is not the Relevant Currency;

     the Company indemnifies the Chargee against any shortfall between the amount payable in the Relevant Currency and the amount actually received or recovered by the Chargee after the Payment Currency is converted into the Relevant Currency in accordance with this clause.

     10.2 The indemnity in this clause is an additional, separate and independent obligation of the Company.

     10.3 When converting the Payment Currency to the Relevant Currency the Chargee may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.

     The Company must make each payment under this deed in the Relevant
     Currency.

11.  Transaction Documents

     The Company must perform all its obligations under each Transaction
     Document.

12.  Dealing with Charged Property

     12.1 The Company must not, without the consent of the Chargee:
          dispose of or deal with any interest in, or part with possession of, the Charged Property over which this deed operates as a fixed charge, except in the ordinary course of the Company's ordinary business and for fair value;

     12.2 dispose of or deal with any interest in, or part with possession of, the Charged Property over which this deed operates as a floating charge, except in the ordinary course of the Company's ordinary business and for fair value;

     12.3 create or allow to exist another Security Interest in the Charged Property, except Security Interests securing indebtedness held by a creditor that has agreed to subordinate its (i) right to repayment, (ii) priority of liens securing such indebtedness, and
          (iii) right to enforce remedies against the Company following default to the liens of Chargee pursuant to a written subordination agreement approved by Chargee, which approval shall not be unreasonably withheld; or

     12.4 increase the amount secured by another Security Interest in the Charged Property.

13.  Event of Default

     13.1 The Company must not cause or allow the occurrence or continuation of an Event of Default.

     13.2 If an Event of Default or a Potential Event of Default occurs, the Company must immediately give the Chargee notice and any information the Chargee requires about the Event of Default or Potential Event of Default.

14.  Maintenance and protection

     The Company must take commercially reasonable steps to:

     14.1 remedy any material defect in its ownership of any Charged
          Property;

     14.2 protect the Charged Property from any material loss or theft;

     14.3 protect any material intellectual property forming part of the Charged Property;

     14.4 not do or omit or allow anything which, in the reasonable opinion of the Chargee, may:

          14.4.1 materially lessen the value of the Charged Property or a Transaction Document; or

          14.4.2 jeopardise any material Charged Property;

     14.5 take or defend any legal proceedings to protect or recover any materially Charged Property, as the Chargee requires;

     14.6 comply with all statutes and governmental requirements materially affecting the Charged Property;

     14.7 punctually perform all its material contractual and other obligations affecting the Charged Property;

     14.8 punctually pay all material rates, taxes, rents, installments of purchase money and outgoings for the Charged Property;

     14.9 keep the Charged Property in good repair and painted (if necessary). If any material Charged Property wears out or becomes inefficient, the Company must replace it with an article of the same or better quality;

     14.10 if the Charged Property includes land, not pull down or remove an improvement on the Charged Property, except where the improvement is worn out or damaged and the Company replaces it with an improvement of the same or better quality, or where the Chargee consents;


     14.11 not materially alter or add to improvements to land included in the Charged Property, unless required by law to do so;

     14.12 at the Chargee's request, deliver to the Chargee evidence of a payment under this clause;

     14.13 give written notice to the Chargee about:

          14.13.1   a breach of any material law about the Environment;

          14.13.2 a native title claim proposed or made in respect of any Charged Property; or

          14.13.3 litigation or arbitration proceedings in respect of a claim against the Company for more than $50,000;

          as soon as the Company becomes aware of it;

     14.14 give written notice to the Chargee immediately after an event which may result in the termination of any material lease, licence or other right;

     14.15 on receipt, deliver to the Chargee any material notice or other material document received from a governmental authority in respect of the Charged Property.

15.  Inventory

     Within 14 days after request by the Chargee, the Company must prepare and deliver to the Chargee a list of the items comprising the Charged Property and the location and value of each item.

16.  Insurance

     16.1 The Company must insure the Charged Property:

          16.1.1 in the names of the Company and the Chargee for their respective interests;

          16.1.2 for the full insurable value of the Charged Property, not to exceed the value insured by the Company immediately prior to the date hereto, but proportionally increased as the amount of Charged Property increases from time to time; and

          16.1.3 against all risks that a prudent business person would insure.

17.  Maintain business

     The Company must:

     17.1 carry on its business properly;

     17.2 not change the nature of its business, without the Chargee's consent;

     17.3 keep complete and accurate financial records.

18.  Documents of title

     The Company must deliver to the Chargee:

     18.1 all mortgages, liens and charges over property, granted by any person to the Company to secure a Debt;

     18.2 all documents of title to property over which this deed operates as a fixed charge, except those held by the holder of a prior ranking Security Interest.

19.  Better security

     The Company must do all things and execute all further documents including legal mortgages and transfers (and cause any third party to do likewise), reasonably required by the Chargee to provide better security over the Charged Property to the Chargee or to aid the Chargee exercising a right under a Transaction Document.

20.  Entitlement to compensation

     20.1 If the Company is or may become entitled to compensation for any Charged Property (including compensation for compulsory acquisition, resumption or alteration to planning schemes), the Company must:

          20.1.1 give the Chargee full details of and any document about the compensation;

          20.1.2 at the Chargee's reasonable request, use commercially reasonable efforts to obtain the compensation; and

          20.1.3 at the Chargee's request, appeal against any decision about the claim.

21.  Chargee's power to enter

     21.1 At any reasonable time the Chargee and persons authorised by the Chargee may upon two days notice to the Company (except where the Chargee has reasonable grounds to believe an Event of Default has occurred in which case no notice is required):

          21.1.1 enter any land or buildings owned, occupied or controlled by the Company accompanied by a representative of the Company (except in the case that the Chargee has reasonable grounds to believe an Event of Default has occurred in which case the Chargee and such authorised person need not be accompanied by a representative of the Company);


          21.1.2 inspect the Charged Property when accompanied by a representative of the Company (except in the case that the Chargee has reasonable grounds to believe an Event of Default has occurred in which case the Chargee and such authorised person need not be accompanied by a representative of the Company).

     21.2 The Company must cause any Subsidiary of the Company to grant similar rights to the Chargee.

     21.3 The Chargee is not liable to account as a mortgagee in possession just because it exercises a power under this clause.

22.  Investigating accountant

     22.1 The Chargee may appoint an accountant to investigate the affairs and financial position of the Company and its Subsidiaries.

     22.2 The Company authorises the accountant upon two days written notice, to do anything reasonably necessary for the investigation.

     22.3 The Company must give reasonable assistance to the accountant.

23.  Event of Default

     23.1 Each of the following shall constitute an event of default (Even of Default):

     23.2 an Event of Default as at the term is defined in that certain Security Agreement by and among CBLA, Robert Stephen Scammell, as agent for the Chargee and Robert Stephen Scammell dated as of August ____, 2002 (for purposes of this clause, each Event of Default under such Security Agreement is also incorporated herein by this reference, with all references to "Debtor" therein being understood to mean the Company, all references to "Secured Party" being understood to mean the Chargee, all references to "Collateral" being understood to mean Charged Property, and references to federal and state insolvency and creditors' rights and debtors' relief laws being understood to include similar laws of Australia;

     23.3 a material breach of any representation, warranty or covenant of any Transaction Party.

24.  Acceleration of payment

     At the Chargee's option, on an Event of Default, all the Secured Money becomes immediately payable without notice to the Company. No agreement or delay or previous waiver by the Chargee affects this.

25.  Chargee's powers on default

     25.1 After an Event of Default, without notice to the Company, the Chargee may do anything in respect of the Charged Property which an absolute owner or mortgagee or receiver or receiver and manager of the Charged Property could do. For example, the Chargee may:

          25.1.1 take possession of, manage, use, collect, get in and receive the whole or any part of the Charged Property;

          25.1.2 perform, assume the benefit of and enforce any contracts of the Company;

          25.1.3 carry on or concur in carrying on any business of the Company;

          25.1.4 take or surrender or terminate or renew a lease or licence;

          25.1.5 grant or accept the surrender of or terminate or renew a lease or licence of any Charged Property;

          25.1.6    compromise with tenants or licensees on any terms;

          25.1.7 acquire any property or interest in any property in any manner, which will then be part of the Charged Property;

          25.1.8 exchange any Charged Property for another asset, which will then be part of the Charged Property; the Chargee may give or receive additional consideration in the exchange;

          25.1.9    maintain and improve the Charged Property;

          25.1.10 raise money on any terms and on any security (with any priority) from any person in the name of the Company;

          25.1.11 sell or concur in selling or otherwise dispose of any Charged Property (whether the Chargee has taken possession of the Charged Property or not):

                    (a)  by public auction or private treaty or tender;

                    (b)  for cash or on credit;

                    (c)  in one lot or in parcels;

                    (d) with or without special conditions, including as to title or time or mode of payment;

                    (e) with any unpaid purchase money secured over any property or unsecured;

                    (f)  on any other terms the Chargee thinks expedient;

          25.1.12 buy in and rescind or vary any contract for sale, and re-sell;

          25.1.13 execute transfers of any Charged Property in the name of and for the Company;

          25.1.14   execute any other documents for the Company;

          25.1.15 do anything which the Chargee thinks necessary to complete a sale;

          25.1.16 grant an option to purchase any Charged Property on any terms;

          25.1.17   sever and sell fixtures;

          25.1.18 employ or engage any person to perform any power of the Chargee;

          25.1.19   delegate any power of the Chargee to any person;

          25.1.20 make, defend, pursue, settle, or submit to arbitration of, a claim against or by the Company, including a claim about the Charged Property or insurance;

          25.1.21   give releases and receipts by the Company;

          25.1.22 make or concur in making a Debtor an insolvent under administration or an externally-administered body corporate;

          25.1.23 spend money or incur liability in exercising any of its powers; that money and those liabilities become part of the Secured Money;

          25.1.24   call up and get in capital of the Company;

          25.1.25 do anything to protect or enforce a Transaction Document or recover the Secured Money;

          25.1.26 alter, complete, repair, paint, clean, make, service or otherwise spend money on any Charged Property;

          25.1.27   insure any Charged Property;

          25.1.28 surrender or transfer any Charged Property to the Crown or a governmental authority;

          25.1.29   operate bank accounts;

          25.1.30 perform any of the Company's obligations under a Transaction Document;

          25.1.31 do anything incidental to the exercise of any power of the Chargee.

     25.2 The Chargee's expenses are part of the Secured Money.

26.  Discharge or acquisition of prior Security Interest

     26.1 After an Event of Default, without notice to the Company, the Chargee may do one or more of the following:

          26.1.1 purchase a debt secured by a prior Security Interest;

          26.1.2 discharge or satisfy that debt;

          26.1.3 take a transfer of that Security Interest and any right or document ancillary to it.

     26.2 If the Chargee exercises its rights under this clause:

          26.2.1 the Company owes the Chargee the amount paid by the Chargee or the amount of the debt acquired (whichever is higher) and that amount is immediately payable to the Chargee and forms part of the Secured Money;

          26.2.2 the Chargee may rely on a written statement by the holder of the prior Security Interest as to the amount of that debt and the property subject to the prior Security Interest;

          26.2.3 the holder of the prior Security Interest need not enquire whether any money is owing under a Transaction Document;

          26.2.4 the Company irrevocably directs the holder of the prior Security Interest to give the Chargee any information the Chargee requests about the prior Security Interest.

27.  Appointment of Receiver

     27.1 After an Event of Default, without notice to the Company, the Chargee may:

          27.1.1 appoint a person, or 2 or more persons jointly or severally or jointly and severally, as Receiver of all or part of the Charged Property;

          27.1.2 remove the Receiver;

          27.1.3 appoint a replacement Receiver;

          27.1.4 fix the remuneration of the Receiver.

     27.2 The Receiver's remuneration and expenses are part of the Secured
          Money.

28.  Powers of Receiver

     28.1 Unless excluded by the terms of appointment, without notice to the Company, the Receiver may:

          28.1.1 exercise all the powers given by law to mortgagees in possession, receivers or receivers and managers;

          28.1.2 without limiting this, do anything in respect of the Charged Property the Chargee could do (except appoint a Receiver).

     28.2 The Receiver may exercise these powers in the name of the Company or otherwise.

29.  Receiver's agency

     Unless the Chargee otherwise notifies the Company:

     29.1 the Receiver is the agent of the Company alone; and

     29.2 the Company is solely responsible for the actions and defaults of, and the remuneration and expenses payable to, the Receiver.

30.  Receiver appointed during winding up

     If the Company is an externally-administered body corporate:

     30.1 the Chargee may still appoint a Receiver;

     30.2 the Receiver may not be able to act as the Company's agent in some respects.

31.  Agent of Chargee

     31.1 After an Event of Default, without notice to the Company, the Chargee may:

          31.1.1 appoint an agent to exercise any power of the Chargee;

          31.1.2 fix the remuneration of the agent.

     31.2 The agent's remuneration and expenses are part of the Secured
          Money.

     31.3 This clause applies whether or not the Chargee has appointed a Receiver.

32.  Other powers

     32.1 The Chargee and the Receiver have the powers conferred by statute, law, equity and otherwise, in addition to the powers conferred by the Transaction Documents.

     32.2 No power limits another power.

33.  Protection of purchasers

     33.1 The Chargee, Receiver, Attorney and the agent or Authorised Officer of the Chargee may give valid discharges and receipts for money paid by a third party in respect of an exercise of a power under a Transaction Document.

     33.2 No person dealing with the Chargee, Receiver, Chargee's agent or Attorney need enquire:

          33.2.1 whether any Transaction Document is enforceable;

          33.2.2 whether the Receiver, Chargee's agent or Attorney was properly appointed;

          33.2.3 whether the exercise of a power is proper or necessary;

          33.2.4 about the use of money paid or property transferred to or for the Chargee, Receiver, Chargee's agent or Attorney.

          Even if the person knows about any of these matters, the dealing is deemed to be within power and valid.

34.  Performance of obligations

     The Chargee and the Receiver are not personally obliged to perform the Company's contractual obligations under an instrument forming part of the Charged Property.

35.  No duty of Chargee or Receiver

     35.1 The Chargee and the Receiver may exercise:

          35.1.1 their powers as they think fit;

          35.1.2 more than one power at a time.

     35.2 The Chargee and the Receiver are not obliged to exercise any power.

     35.3 The Chargee and the Receiver are not liable for a loss caused by the exercise, attempted exercise, non-exercise, delayed exercise or past exercise of a power.

36.  Giving up possession

     The Chargee may:

     36.1 give up possession of any Charged Property;

     36.2 withdraw a receivership.

37.  Liability limited to actual receipts

     Except for actual receipts, the Chargee and the Receiver are not liable:

     37.1 to account as mortgagee in possession;

     37.2 for any loss or default for which a mortgagee in possession could otherwise be liable.

38.  Power of attorney

     38.1 The Company irrevocably appoints the Chargee, each Authorised Officer of the Chargee and any Receiver severally as its Attorney.

     38.2 After an Event of Default, the Attorney may, upon written notice to the Company, in the name of the Company, at the Company's cost:

          38.2.1 do anything the Company is obliged to do under a Transaction Document;

          38.2.2 exercise any power of the Chargee or Receiver under a Transaction Document;

          38.2.3 do anything the Attorney thinks expedient to give effect to a power of the Chargee or the Receiver (whether or not under a Transaction Document). For example, the Attorney may execute a document for the Company under clause 19 (Better security);

          38.2.4 appoint a substitute Attorney for any period and remove that substitute Attorney.

     38.3 The Company must ratify anything done by the Attorney under this clause.

39.  Application of money

     39.1 The Chargee, Receiver, Chargee's agent or Attorney must apply money, received under this deed, in the following order:

          39.1.1 first, in discharge of any claims with priority over this deed;

          39.1.2 secondly, in payment of all expenses of or incidental to the exercise or attempted exercise of a power under this deed;

          39.1.3 thirdly, in payment of all other outgoings the Chargee, Receiver, Chargee's agent or Attorney may consider appropriate to pay;

          39.1.4 fourthly, in payment of the Receiver's remuneration;

          39.1.5 fifthly, towards satisfaction of the Secured Money or any part of it the Chargee sees fit;

          39.1.6 sixthly, in payment to any person who in the Chargee's, Receiver's, Chargee's agent or Attorney's opinion is entitled to the Charged Property in priority to the Company, including subsequent encumbrancees (whether registered or not);

          39.1.7 seventhly, in payment of any surplus to the Company, without interest.

     39.2 The Chargee, Receiver, Chargee's agent or Attorney may pay:

          39.2.1 any amount into court by way of interpleader;

          39.2.2 any surplus into a bank account in the name of the Company.


40.  Suspense account

     The Chargee may:

     40.1 credit to a suspense account any money received towards satisfaction of the Secured Money, for any period and at any interest;

     40.2 apply that money and any interest on it towards satisfaction of the Secured Money whenever the Chargee thinks fit.

41.  Money actually received

     The Chargee is obliged to credit the Company only with money which the Chargee actually receives as Secured Money.

42.  Combination and set-off

     The Chargee may:

     42.1 apply a credit balance of any account (joint or otherwise) of the Company with the Chargee;

     42.2 set-off money owing by the Chargee to the Company;

     towards payment of the Secured Money when due.

43.  Certificate as to Secured Money

     A certificate signed by the Chargee or its Authorised Officer, stating the amount of the Secured Money owing or payable, is sufficient evidence of the matter unless proved incorrect.

44.  Reinstatement of Chargee's rights

     If a claim is made that a payment or transaction in respect of the Secured Money is void or voidable under a law about bankruptcy, liquidation or protection of creditors and that claim is upheld, conceded or compromised:

     44.1 the Chargee has the rights (as against the Company) that it would have had if the payment or transaction had not taken place;

     44.2 the Company must do all things and execute all further documents required by the Chargee to restore to the Chargee securities held by it immediately before the payment or transaction;

     44.3 the Company must pay the costs and disbursements of the Chargee in connection with the claim and restoring its securities.

45.  Continuing security

     45.1 This deed is a continuing security. It is discharged only upon payment in full of the Guaranteed Money (as defined in the Guarantee and Indemnity).

     45.2 The Company's liability is unconditional and is not affected by anything including:

          45.2.1 a concession or extension of time by the Chargee to the Company or other person;

          45.2.2 an act, omission, mistake or delay by the Chargee or other person;

          45.2.3 a dealing with, or a variation, exchange, renewal, release, transfer or abandonment of a contract, Transaction Document or instrument;

          45.2.4 a failure to complete a contract;

          45.2.5 a failure to recover Secured Money, because of a failure to enforce a judgment, Transaction Document or instrument or otherwise;

          45.2.6 an outstanding negotiable instrument, security, contract, or other obligation in respect of the Secured Money;

          45.2.7 a settlement of account or intervening payment, or the fact that there is no Secured Money owing;

          45.2.8 the merger, amalgamation or reconstruction of the Company or the Chargee;

          45.2.9 the invalidity or unenforceability of the Company's obligations under or referred to in a Transaction Document;

          45.2.10 the Company not being, or ceasing to be, authorised or empowered to enter into or perform the Company's obligations under a Transaction Document;

          45.2.11 the invalid or irregular execution of a Transaction Document by the Company.

46.  Indemnity

     The Company indemnifies the Chargee, Receiver, Chargee's agent and the Attorney (and their respective employees, officers, agents, contractors and professional advisers), against all claims, costs, liability, losses and expenses (including legal costs on a full indemnity basis, without taxation of costs), in respect of:

     46.1 the exercise, non-exercise, attempted exercise or delayed exercise of any power by the Chargee, the Receiver, an agent or the Attorney, even if there is gross negligence by any of them;

     46.2 the disclosure of any information about the Company if the Chargee, Receiver, agent or Attorney reasonably believes the disclosure necessary to exercise their powers, even if the disclosure is in breach of any law or duty;

     46.3 a breach of a law about the Environment in respect of any Charged Property (whoever is in possession of the Charged Property);

47.  No merger

     47.1 The Chargee's rights under any Transaction Document are not prejudiced by or merged in any other right of the Chargee (present or future), including rights under a negotiable instrument, contract or judgment.

     47.2 This deed does not affect any other Security Interest (present or future) of the Chargee:

          47.2.1 in the property of the Company;

          47.2.2 in the property of any other person as security for payment of the Secured Money.

48.  No marshalling

     The Chargee is not obliged to marshall in favour of the Company or other person:

     48.1 any security held by the Chargee;

     48.2 any assets held by the Chargee or to which the Chargee is entitled.

49.  No moratorium

     A law that:

     49.1 lessens the Company's obligations;

     49.2 postpones or prevents the exercise of the Chargee's or the Receiver's rights; or

     49.3 protects or compensates the Company;

     is excluded from each Transaction Document, unless the law otherwise requires.

50.  Assignment

     Upon receipt of the Company's consent, which shall not be unreasonably withheld, the Chargee may assign,

     50.1 the whole or any part of a debt comprised in the Secured Money;

     50.2 the Chargee's rights under any Transaction Document (including an indemnity).

51.  Time of essence

     Time is of the essence in respect of the Company's obligations under each Transaction Document.

52.  Consent

     The Chargee's consent or approval is valid only if in writing and signed by the Chargee or its Authorised Officer.

53.  No waiver

     53.1 The Chargee or the Receiver waives a right under a Transaction Document only by giving notice that it waives that right.

     53.2 A power is not impaired or waived by:

          53.2.1 a failure to exercise that power;

          53.2.2 a delay in exercising that power;

          53.2.3 a partial exercise of that power;

          53.2.4 a previous exercise of that power;

          53.2.5 negotiations between the Company and the Chargee or Receiver;

          53.2.6 acceptance of part of the Secured Money.

54.  Completion of other documents

     The Chargee or an Authorised Officer of the Chargee may complete, in favour of the Chargee or nominee, any document executed by or for the Company in blank and deposited with the Chargee as a Collateral Security.

55.  Right to disclose

     The Chargee or Receiver may disclose information about the Company or the Charged Property to any person who might enter into a contract with the Chargee or Receiver in respect of a Transaction Document or in exercising a power under a Transaction Document, including a potential assignee of the Chargee's interest under a Transaction Document.

56.  Notices

     56.1 A notice or demand must be in writing, signed by the person giving it or that person's Authorised Officer or lawyer.

     56.2 A notice or demand may be given to a person:

          56.2.1 personally;

          56.2.2 by leaving it at the person's address specified in this deed;

          56.2.3 by sending it by prepaid mail to the person's address specified in this deed;

          56.2.4 by sending it by facsimile to the person's facsimile number specified in item 1 of the schedule.

     56.3 Notice is deemed to be given to the addressee:

          56.3.1 when left at the addressee's address;

          56.3.2 if sent by prepaid mail, 10 Business Days after posting;
                 and

          56.3.3 if sent by facsimile and the transmission report shows that the whole notice was sent to the addressee's facsimile number, at the time and on the day shown in the transmission report.

          However, if the notice or demand is deemed to be given on a day which is not a Business Day or after 5 pm (addressee's place), it is deemed to be given at 9am on the next Business Day.

     56.4 Notice to the Company under this clause is effective even if the Company is an externally-administered body corporate.

     56.5 A party may change its address or facsimile number for service by giving at least 5 Business Days' notice to the other party.

     56.6 A certificate signed by the Chargee or its Authorised Officer or lawyer, stating the date and time at which any notice was personally given or posted or faxed to the Company, is sufficient evidence of the matter unless proved incorrect.

     56.7 In order for notice upon the Company to be effected, notice must also be given to the parties identified in item 2 of the schedule.

57.  Notice need not be specific

     A notice or demand need not specify the amount payable to the Chargee.

58.  Time for notice

     Where a statute allows a period of notice to be fixed by this deed, the period of notice is 2 days.

59.  Tacking

     For the purpose of section 282 of the Corporations Act , if the Chargee is obliged to make further advances under a document, that document is taken to be part of this deed so that this deed imposes that obligation on the Chargee.

60.  Jurisdiction

     60.1 This deed is governed by the law of the place specified in item 3 of the schedule.


     60.2 The Company irrevocably submits to the exclusive jurisdiction of the courts of that place and the division of the Federal Court of Australia in that place, and the courts of appeal from them.

     60.3 The Company must not object to the jurisdiction of any of those courts on the ground that it is an inconvenient forum or that it does not have jurisdiction.

61.  Chargee need not execute

     The Chargee may enforce this deed even if the Chargee does not execute it.

62.  Limit on Enforcement

     62.1 This charge may only be enforced against the Charged Property for an amount equal to the Limit. "Limit" at any time means the greater of US$600,000 and such other amount as the Chargee may notify to the Company from time to time.

     62.2 The rights of the Chargee to recover moneys from the Company pursuant to this deed shall be limited to the moneys received by the Chargee from the exercise of its rights in relation to the sale or other dealings by the Chargee or any Receiver with the Charged Property.

63.  Collateral Security

     For stamp duty purposes only, this deed secures the same money as is secured by the prime security specified in item 4 of the schedule, and is collateral to that prime security. This does not limit the security conferred by this deed for the Secured Money.


Schedule
--------------------------------------------------------------------------

Item 1    Notices

          Company   Facsimile number:    +61 (7) 5561-8866
          Chargee   Facsimile number:    (510) 540-9313

Item 2    Other Notices  Trinity Companies Inc
          Attention: President
          Facsimile number:    (510) 540-9313
          Parsons Behle & Latimer
          Attention: Brent Christensen, Esq.
          Facsimile number: (801) 852-0392


Item 3    Jurisdiction   South Australia

Item 4    Prime security Not Applicable



Executed as a deed on October 1, 2002

Executed by

Competency Based Learning Pty Ltd

....................................
Director

....................................
Name (please print)


....................................
Director/Company Secretary

....................................
Name (please print)


Contents
     Page

1.    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
2.    Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . .3
3.    Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
4.    Nature of charge . . . . . . . . . . . . . . . . . . . . . . . . . .4
5.    Floating charge becomes fixed. . . . . . . . . . . . . . . . . . . .5
6.    Release from fixed charge. . . . . . . . . . . . . . . . . . . . . .5
7.    Payment of Secured Money . . . . . . . . . . . . . . . . . . . . . .5
8.    Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
9.    Gross up . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
10.   Foreign Currency Indemnity . . . . . . . . . . . . . . . . . . . . .6
11.   Transaction Documents. . . . . . . . . . . . . . . . . . . . . . . .7
12.   Dealing with Charged Property. . . . . . . . . . . . . . . . . . . .7
13.   Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . .8
14.   Maintenance and protection . . . . . . . . . . . . . . . . . . . . .8
15.   Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
16.   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
17.   Maintain business. . . . . . . . . . . . . . . . . . . . . . . . . 10
18.   Documents of title . . . . . . . . . . . . . . . . . . . . . . . . 10
19.   Better security. . . . . . . . . . . . . . . . . . . . . . . . . . 10
20.   Entitlement to compensation. . . . . . . . . . . . . . . . . . . . 10
21.   Chargee's power to enter . . . . . . . . . . . . . . . . . . . . . 10
22.   Investigating accountant . . . . . . . . . . . . . . . . . . . . . 11
23.   Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . 11
24.   Acceleration of payment. . . . . . . . . . . . . . . . . . . . . . 11
25.   Chargee's powers on default. . . . . . . . . . . . . . . . . . . . 12
26.   Discharge or acquisition of prior Security Interest. . . . . . . . 14
27.   Appointment of Receiver. . . . . . . . . . . . . . . . . . . . . . 14
28.   Powers of Receiver . . . . . . . . . . . . . . . . . . . . . . . . 14
29.   Receiver's agency. . . . . . . . . . . . . . . . . . . . . . . . . 15
30.   Receiver appointed during winding up . . . . . . . . . . . . . . . 15
31.   Agent of Chargee . . . . . . . . . . . . . . . . . . . . . . . . . 15


32.   Other powers . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
33.   Protection of purchasers . . . . . . . . . . . . . . . . . . . . . 15
34.   Performance of obligations . . . . . . . . . . . . . . . . . . . . 16
35.   No duty of Chargee or Receiver . . . . . . . . . . . . . . . . . . 16
36.   Giving up possession . . . . . . . . . . . . . . . . . . . . . . . 16
37.   Liability limited to actual receipts . . . . . . . . . . . . . . . 16
38.   Power of attorney. . . . . . . . . . . . . . . . . . . . . . . . . 17
39.   Application of money . . . . . . . . . . . . . . . . . . . . . . . 17
40.   Suspense account . . . . . . . . . . . . . . . . . . . . . . . . . 18
41.   Money actually received. . . . . . . . . . . . . . . . . . . . . . 18
42.   Combination and set-off. . . . . . . . . . . . . . . . . . . . . . 18
43.   Certificate as to Secured Money. . . . . . . . . . . . . . . . . . 18
44.   Reinstatement of Chargee's rights. . . . . . . . . . . . . . . . . 18
45.   Continuing security. . . . . . . . . . . . . . . . . . . . . . . . 19
46.   Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
47.   No merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
48.   No marshalling . . . . . . . . . . . . . . . . . . . . . . . . . . 20
49.   No moratorium. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
50.   Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
51.   Time of essence. . . . . . . . . . . . . . . . . . . . . . . . . . 21
52.   Consent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
53.   No waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
54.   Completion of other documents. . . . . . . . . . . . . . . . . . . 21
55.   Right to disclose. . . . . . . . . . . . . . . . . . . . . . . . . 21
56.   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
57.   Notice need not be specific. . . . . . . . . . . . . . . . . . . . 22
58.   Time for notice. . . . . . . . . . . . . . . . . . . . . . . . . . 22
59.   Tacking. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
60.   Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
61.   Chargee need not execute . . . . . . . . . . . . . . . . . . . . . 23
62.   Limit on Enforcement . . . . . . . . . . . . . . . . . . . . . . . 23
63.   Collateral Security. . . . . . . . . . . . . . . . . . . . . . . . 23
Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23





                               Deed of Charge
                                     By
                     Competency Based Learning Pty Ltd

                                     To
                          Robert Stephen Scammell


                            167 Flinders Street
                            Adelaide   SA   5000
                                 Australia

                         Telephone:  (08) 8205 3333
                         Facsimile:  (08) 8205 3300
                  Email:   enquiries@piper-alderman.com.au
                             (C) Piper Alderman